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                                                                  Exhibit 23.1


                     Consent of Independent Auditors


We consent to the reference to our firm under the captions "Summary Financial Information and Operating Data", "Selected Consolidated Financial Data", and "Experts" and to the use of our report dated July 23, 1998, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of CompuCredit Corporation for the registration of 000,000 shares of its common stock.



                                           /s/ ERNST & YOUNG LLP


Atlanta, Georgia
August 27, 1998